SUMMARY STATEMENT OF INCOME                                        Exhibit 99.1
MAY 2001

---------------------------------------------------------------------------------------------------------------
                                                        CURRENT MONTH                     YEAR-TO-DATE
                                                  --------------------------      -----------------------------
($ MILLIONS)                                         2001            2000            2001              2000
----------------------------------------------------------------------------      -----------------------------
REVENUE
     INTEGRATED STEEL                             $   229.7       $   307.0       $ 1,107.9         $ 1,539.5
     METAL FABRICATION                                118.9           152.9           591.1             718.2
     LESS: INTERSEGMENT SALES                         (16.3)          (12.9)          (69.9)        $   (56.7)
                                                  ---------       ---------       ---------         ---------
             TOTAL REVENUE                        $   332.3       $   447.0       $ 1,629.1         $ 2,201.0
                                                  =========       =========       =========         =========

PRETAX RESULTS
     INTEGRATED STEEL                             $   (45.4)      $    19.4       $  (228.0)        $    (2.8)
     METAL FABRICATION                                  2.5            10.1             4.0              37.6
     STEEL TECHNOLOGIES                                   -            (1.9)              -               0.2
     INTEREST EXPENSE                                  (5.5)           (8.0)          (25.3)            (40.4)
     CORPORATE AND OTHER                               (2.5)           (1.9)           (3.9)            (10.7)
     CHAP. 11 ADMINISTRATIVE EXPENSES, NET             (3.6)              -           (22.1)                -
     SPECIAL CHARGES                                      -               -           (42.0)                -
                                                  ---------       ---------       ---------         ---------
         PRETAX INCOME (LOSS)                         (54.5)           17.7          (317.3)            (16.1)
                                                  ---------       ---------       ---------         ---------

TAX (PROVISION) CREDIT                                 (1.0)           (1.1)           (5.0)             (5.5)
                                                  ---------       ---------       ---------         ---------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS           $   (55.5)      $    16.6       $  (322.3)        $   (21.6)
     EXTRAORDINARY LOSS                                   -               -            (2.0)                -
                                                  ---------       ---------       ---------         ---------
NET INCOME (LOSS)                                 $   (55.5)      $    16.6       $  (324.3)        $   (21.6)
                                                  =========       =========       =========         =========
EPS                                               $   (0.54)      $    0.13       $   (3.15)        $   (0.25)
                                                  =========       =========       =========         =========

                             The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS
MAY 2001
--------------------------------------------------------------------------------

                                                                 YEAR-TO-DATE
                                                                 ------------
($ MILLIONS)                                          MONTH         ACTUAL
-------------------------------------------------------------    ------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS               $(55.5)       $(324.3)
     EXTRAORDINARY LOSS                                   -            2.0
     SPECIAL CHARGES                                      -           42.0
     DEPRECIATION AND AMORTIZATION                     25.2          122.4
     PENSION FUNDING (MORE) LESS THAN EXPENSE           4.1           20.5
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE            (1.9)          (9.5)
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                  50.0          235.7
     CHANGES IN OTHER ASSETS AND LIABILITIES           (8.9)         (40.5)
                                                     ------        -------
         OPERATING ACTIVITY                            13.0           48.3
     PROPERTY ADDITIONS                                (5.7)         (37.4)
     INVESTMENTS IN STEEL-RELATED BUSINESSES              -           (6.8)
                                                     ------        -------
         CHANGE IN CASH AND CASH EQUIVALENTS
             BEFORE CHANGE IN DEBT                      7.3            4.1
             CHANGE IN BORROWINGS                         -           (4.5)
                                                     ------        -------
         CHANGE IN CASH AND CASH EQUIVALENTS            7.3           (0.4)
BEGINNING CASH AND CASH EQUIVALENTS                    60.7           68.4
                                                     ------        -------
ENDING CASH AND CASH EQUIALENTS                      $ 68.0        $  68.0
                                                     ======        =======

                             The LTV Corporation

SUMMARY BALANCE SHEET
MAY 2001

--------------------------------------------------------------------------------


=============================================================================
                                                   May 31,      December 31,
($ MILLIONS)                                        2001            2000
----------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                   $   68.0        $   68.4
      RECEIVABLES                                    492.3           494.8
      INVENTORIES                                    783.2           970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER            32.1            24.9
                                                  --------        --------
                                                   1,375.6         1,559.0
                                                  --------        --------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT                3,166.9         3,248.7
      INVESTMENTS IN AFFILIATES                      113.6           106.0
      OTHER NONCURRENT ASSETS                        423.2           444.4
                                                  --------        --------
                                                   3,703.7         3,799.1
                                                  --------        --------
TOTAL ASSETS                                      $5,079.3        $5,358.1
                                                  ========        ========



CURRENT LIABILITIES
      ACCOUNTS PAYABLE                            $  123.3        $   45.4
      ACCRUED EMPLOYEE COMPENSATION                   85.3            55.9
      ACCRUED LIABILITIES AND OTHER                   87.1            53.1
      CURRENT DEBT                                   662.9           667.4
                                                  --------        --------
                                                     958.6           821.8
                                                  --------        --------
NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS             45.8            45.6
      PENSION BENEFITS                                 3.7             4.1
      OTHER EMPLOYEE BENEFITS                          1.6             1.3
      LONG-TERM DEBT                                     -               -
      OTHER                                           34.3            50.7
                                                  --------        --------
                                                      85.4           101.7
                                                  --------        --------
LIABILITIES SUBJECT TO COMPROMISE                  3,753.2         3,858.1
TOTAL SHAREHOLDERS' EQUITY                           282.1           576.5
                                                  --------        --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $5,079.3        $5,358.1
                                                  ========        ========

                             The LTV Corporation